Significant changes in the current reporting period	6 Months Ended
Dec. 31, 2022
Disclosure Of Significant Changes In Current Reporting Period [Abstract]
Significant changes in the current reporting period	Significant changes in the current reporting period
(i)    Significant events
The financial position and performance of the Group was affected by the following event during the six months ended December 31, 2022.
•In December 2022, Oaktree extended the availability of up to an additional $30.0 million, subject to achieving certain milestones on or before September 30, 2023. In consideration for extending the availability period of up to $30.0 million of undrawn tranches of the loan facility in December 2022, Oaktree was also granted warrants to purchase 455,000 ADSs at $3.70 per ADS, a 15% premium to the 30-day VWAP. The Group determined that an obligation to issue the warrants had arisen from the time the first amendment to the loan agreement was signed; consequently, a liability for the warrants was recognized in December 2022. The warrants may be exercised within 7 years of issuance. The warrants have not yet been legally issued at the date of this report.
•In August 2022, the Group completed a $45.0 million (A$65.0 million) financing in a global private placement predominantly to major shareholders of the Company. The proceeds from the placement will facilitate activities for launch and commercialization for remestemcel-L, in the treatment of children with SR-aGVHD for which the Group seeks FDA approval under a planned resubmission of our Biologics License Application (“BLA”); and commencement of a second Phase 3 clinical trial of rexlemestrocel-L to confirm reduction in chronic low back pain associated with degenerative disc disease. On August 11, 2022, net proceeds less share issue costs and expenses of $42.6 million were received and recognized in cash and cash equivalents.